                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                          PROXY STATEMENT PURSUANT TO
              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:

     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                            MAXUS ENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 5, 1997


To the Stockholders of MAXUS ENERGY CORPORATION:


     Notice is hereby given that a special meeting of stockholders (the "Special Meeting") of Maxus Energy Corporation, a Delaware corporation (the "Company"), will be held on December 5, 1997, at 10:00 a.m., Dallas time, at 717 North Harwood Street, Room 2715, Dallas, Texas for the following purpose:



          To consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation (the "Certificate") to eliminate certain voting rights of the holders of the Company's $2.50 Cumulative Preferred Stock, par value $1.00 per share (the "$2.50 Preferred Stock").


     Information regarding the matters to be acted upon at the Special Meeting is contained in the Proxy Statement attached to this notice.


     Only holders of record of the Company's common stock, par value $1.00 per share (the "Common Stock), and the $2.50 Preferred Stock as of the close of business on October 27, 1997 are entitled to vote on the matter to be presented at such meeting or any adjournment(s) thereof.


     YPF Holdings, Inc., a wholly-owned subsidiary of YPF Sociedad Anonima, a sociedad anonima organized under the laws of the Republic of Argentina, owns all of the issued and outstanding Common Stock.


     If the proposed amendment is adopted, then promptly following such adoption the Board of Directors will declare a special distribution of $0.375 per share on all shares of $2.50 Preferred Stock issued and outstanding at the close of business on a record date to be specified by the Board of Directors following such adoption payable in cash on a payment date to be specified by the Board of Directors.


                                            By Order of the Board of Directors,

                                            H. R. Smith
                                            Secretary

Dallas, Texas

November 5, 1997

                            MAXUS ENERGY CORPORATION
                            717 NORTH HARWOOD STREET
                              DALLAS, TEXAS 75201
                           TELEPHONE: (214) 953-2000

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 5, 1997


                                  INTRODUCTION

GENERAL


     This Proxy Statement is being furnished by Maxus Energy Corporation, a Delaware corporation (the "Company"), in connection with a special meeting of stockholders to be held on December 5, 1997 at 10:00 a.m., Dallas time, at 717 North Harwood Street, Room 2715, Dallas, Texas and any and all adjournments thereof (the "Special Meeting").



     In accordance with the Delaware General Corporation Law (the "DGCL"), this Proxy Statement and related form of proxy are being mailed to all Stockholders (as hereinafter defined) of record of the Company as of the close of business on October 27, 1997 (the "Record Date") and is first being sent to such Stockholders on or about November 5, 1997. ONLY THE HOLDERS (THE "STOCKHOLDERS") OF THE COMPANY'S COMMON STOCK, PAR VALUE $1.00 PER SHARE (THE "COMMON STOCK") AND $2.50 CUMULATIVE PREFERRED STOCK, PAR VALUE $1.00 PER SHARE (THE "$2.50 PREFERRED STOCK" AND TOGETHER WITH THE COMMON STOCK, THE "VOTING STOCK"), OF RECORD ON THE RECORD DATE ARE ENTITLED TO VOTE ON THE MATTER TO BE PRESENTED AT THE SPECIAL MEETING.


MATTER TO BE CONSIDERED AT THE SPECIAL MEETING


     Stockholders on the Record Date are entitled to notice of and to vote at the Special Meeting and will be asked to consider and vote upon a proposal (the "Proposal") to amend the Company's Restated Certificate of Incorporation (the "Certificate") to eliminate certain voting rights of the holders of the $2.50 Preferred Stock.


VOTING AT THE SPECIAL MEETING


     The close of business on October 27, 1997 has been fixed as the Record Date for determining Stockholders entitled to notice of the Special Meeting. Only holders of record of Voting Stock on the books of the Company on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, there were 147,246,135 shares of Common Stock outstanding, all of which were held of record by one person, YPF Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of YPF Sociedad Anonima, a sociedad anonima organized under the laws of the Republic of Argentina ("YPF"), and 3,500,000 shares of $2.50 Preferred Stock outstanding, which were held of record by approximately 200 persons.



     The Common Stock and the $2.50 Preferred Stock are the only classes of securities of the Company outstanding entitled to vote on the matter to be presented at the Special Meeting. Each holder of record of Voting Stock will be entitled to one vote per share of Voting Stock on the matter submitted to a vote of the Stockholders at the Special Meeting or any and all adjournments thereof. Under the DGCL and the Company's By-Laws, a majority of both the Common Stock and $2.50 Preferred Stock entitled to vote, represented in person or by proxy, will constitute a quorum at the Special Meeting.



     Under the DGCL and the Certificate, the affirmative vote of the holders of a majority of the shares of the Common Stock outstanding on the Record Date and of the holders of at least 66 2/3% of the shares of the $2.50 Preferred Stock outstanding on the Record Date, voting separately by class, is required to approve the amendment to the Certificate to eliminate certain voting rights of the holders of the $2.50 Preferred Stock. Holdings currently owns all of the outstanding Common Stock. On and after December 1, 1998, the Company has the right to redeem the whole or any part of the $2.50 Preferred Stock at a price per share of $25.00 plus dividends accumulated but unpaid to the redemption date.


     Under the By-Laws of the Company and the DGCL, a proxy returned without instructions will be counted for purposes of determining whether a quorum is present at the Special Meeting. Abstentions and broker non-votes will have the effect of a vote against the proposed amendment of the Certificate. Any proxy given may be revoked either by written notice duly signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy or by voting in person at the Special Meeting.


BENEFICIAL OWNERSHIP OF SECURITIES

     The following table sets forth the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) as of September 1, 1997 of the equity securities of the Company and YPF by the Company's directors, its executive officers and all of its directors and executive officers as a group. At such date, none of such directors or executive officers beneficially owned any $2.50 Preferred Stock.


                                                                               AMOUNT AND
                                                                                 NATURE
                                                                             OF SECURITIES
              NAME OF BENEFICIAL OWNER                 TITLE OF SECURITY   BENEFICIALLY OWNED
              ------------------------                 -----------------   ------------------
Cedric Bridger.......................................      Common Stock               0(1)
                                                          YPF Class "D"           6,606
Linda R. Engelbrecht.................................      Common Stock               0
                                                          YPF Class "D"           3,060(2)
George L. Jackson....................................      Common Stock               0
                                                          YPF Class "D"               0
James R. Lesch.......................................      Common Stock               0(1)
                                                          YPF Class "D"           2,000
W. Mark Miller.......................................      Common Stock               0
                                                          YPF Class "D"               0
Roberto Monti........................................      Common Stock               0(1)
                                                          YPF Class "D"               0
P. Dexter Peacock....................................      Common Stock               0(1)
                                                          YPF Class "D"               0
Mario Rosso..........................................      Common Stock               0
                                                          YPF Class "D"           1,000
David A. Wadsworth...................................      Common Stock               0
                                                          YPF Class "D"               0
R. A. Walker.........................................      Common Stock               0
                                                          YPF Class "D"               0
Directors and Executive Officers as a Group..........      Common Stock               0(1)(3)
                                                          YPF Class "D"          12,666(3)


---------------

(1) Does not include Common Stock owned by YPF, as to which each of Messrs. Bridger, Lesch, Monti and Peacock disclaim any beneficial ownership.

(2) Represents YPF Class "D" shares held for Mrs. Engelbrecht's benefit in a unitized stock fund in the trust established in respect of the Company's 401(k) Employee Savings Plan, which fund is comprised solely of YPF Class "D" Shares.

(3) Directors and executive officers as a group owned no Common Stock and less than 1% of the YPF Class "D" Shares

     To the knowledge of the Company, as of October 31, 1997, no person beneficially owned more than 5% of any class of the Company's voting securities except as set forth below:


                                                                            AMOUNT AND
                 NAME AND ADDRESS ON                                     NATURE OF SHARES    PERCENT
                  BENEFICIAL OWNER                     TITLE OF CLASS   BENEFICIALLY OWNED   OF CLASS
                 -------------------                   --------------   ------------------   --------
YPF Sociedad Anonima.................................   Common Stock       147,246,135         100%
Avenida Pte. Roque
Saenz Pena 777
1364 Buenos Aires
Argentina


    PROPOSAL TO AMEND CERTIFICATE -- VOTING RIGHTS OF $2.50 PREFERRED STOCK


THE PROPOSED AMENDMENT

     On October 7, 1997, the Board of Directors adopted a resolution setting forth the amendment proposed, declaring its advisability and calling a special meeting of the stockholders entitled to vote in respect thereof for consideration of such amendment. A copy of Section 7 of the designation of powers, preferences, rights, qualifications, limitations and restrictions of the $2.50 Preferred Stock included as a part of the Certificate as amended by the proposed amendment (the "Proposed Amendment") is attached hereto as Exhibit A, and the description of the Proposed Amendment herein is qualified in its entirety by reference to Exhibit A.

     Consent to the Proposed Amendment by the holders of at least 66 2/3% of the $2.50 Preferred Stock outstanding on the Record Date and the affirmative vote of a majority of the shares of the Common Stock outstanding on the Record Date would eliminate the existing requirement that the consent of the holders of a majority of the $2.50 Preferred Stock is necessary to permit, effect or validate the sale, lease or conveyance of all or substantially all of the property or business of the Company, provided such sale, lease or conveyance is for fair value as determined by the Board of Directors. The concept of fair value under Delaware law provides the Board of Directors broad latitude in determining the appropriate consideration for any such transfer within the context of its fiduciary duties.

     If the Proposed Amendment is adopted, the authorization of the holders of a majority of the outstanding Common Stock would still be required for the Company to sell, lease or convey all or substantially all of its property or assets, but no consent for any such action would need to be obtained from the holders of the $2.50 Preferred Stock for any such sale, lease or conveyance for fair value as determined by the Board of Directors.

BACKGROUND AND REASONS FOR THE PROPOSED AMENDMENT


     Although the Company has no present agreement or commitment to sell or transfer any material amount of its assets other than in the ordinary course of its business, the Proposed Amendment would give the Company the ability to make a sale, lease or conveyance of all or substantially all of its assets whenever it deems such action to be in its best interests (assuming the "Debt Amendments", as defined below, are obtained), subject to the approval of the holders of a majority of the shares of Common Stock. Since its acquisition by YPF, the Company has examined with YPF various alternatives to deploy its assets efficiently. The recent formation of Crescendo Resources, L.P., a joint venture with Amoco Production Company which included the United States mid-continent assets of the Company, is an example of the implementation of this strategy. The Company and YPF have continuously evaluated the rationale for ownership by the Company of certain international assets which subject income from these assets to United States income taxes. Further, the Company is continuously considering various business opportunities, including possible sales of a significant portion of its international assets to international affiliates of YPF. If the Proposed Amendment is approved (and assuming the Debt Amendments are obtained), immediately thereafter the Company could and may sell, lease or convey all or any part of the Company's assets (possibly prior to the end of 1997), including to YPF or its affiliates, for fair value as determined by the Board of Directors without the consent of the holders of the $2.50 Preferred Stock.

     Due to uncertainties under Delaware corporate law as to what transfer or series of transfers may constitute a "transfer of substantially all of the assets" of the Company, the Board of Directors has determined that it is in the best interest of the Company to propose the adoption of the Proposed Amendment in order to provide the Company with substantial flexibility in deploying its assets and reorganizing its affairs with its affiliated companies.

CERTAIN CONDITIONS TO ADOPTION; POSSIBLE ADJOURNMENT

     The Company has offered to purchase for cash (the "Debt Offers"), upon certain terms and conditions, all of its public debt securities (the "Notes"), of which approximately $704 million aggregate principal amount was outstanding on the date hereof. One of these conditions is the receipt by the Company of consents from the holders of the Notes sufficient to permit certain proposed amendments to the indentures under which the Notes were issued. These proposed indenture amendments (the "Debt Amendments"), among other things, would eliminate some of the limitations contained in such indentures on the Company's ability to sell, assign or otherwise transfer all or substantially all of its assets. In order to achieve the flexibility which the Company believes it needs to conduct its business, it must obtain the Debt Amendments (or retire the outstanding Notes) as well as effect the Proposed Amendment. The Debt Offers will expire on November 12, 1997, unless extended. If the outcome of the Debt Offers is not known by the date of the Special Meeting, Holdings has advised that it intends to adjourn the Special Meeting (prior to voting on the Proposed Amendment) for a period of not more than 30 days. If, when the vote on the Proposed Amendment is taken (either at the Special Meeting or an adjournment thereof), the Debt Amendments have not been effected pursuant to the terms of the Debt Offers (or if Notes have not been purchased and retired), Holdings has advised that it intends to vote against the Proposed Amendment and, accordingly, it will not be adopted. Otherwise, Holdings will vote for the Proposed Amendment.

SPECIAL DISTRIBUTION


     If the Proposed Amendment is adopted, then promptly following such adoption the Board of Directors will declare a special distribution of $0.375 per share on all shares of $2.50 Preferred Stock issued and outstanding at the close of business on a record date to be specified by the Board of Directors following such adoption payable in cash on a payment date to be specified by the Board of Directors. Such payment would be in addition to any regular dividends declared and paid on the $2.50 Preferred Stock. Although the issue is not free from doubt, the Company intends to take the position that, for U.S. federal income tax purposes, this special distribution is a dividend.


YPF GUARANTEE AND CONTINUING RIGHTS OF HOLDERS OF THE $2.50 PREFERRED STOCK


     The elimination of the right of the holders of the $2.50 Preferred Stock to vote on a proposed sale, lease or conveyance of all or substantially all of the Company's assets as set forth in the Proposed Amendment would not eliminate any obligation under the DGCL to receive fair value in consideration of any such sale, lease or conveyance. Also, if the Proposed Amendment is adopted, holders of the $2.50 Preferred Stock will continue to have all other rights granted to such holders under the Certificate, including the restriction on payment of distributions on the Common Stock while dividends are in arrears on the $2.50 Preferred Stock and the right to elect two directors of the Company if dividends on the $2.50 Preferred Stock are more than six quarters in arrears.



     In addition, the Board of Directors believes that the holders of the $2.50 Preferred Stock are adequately protected by the guarantee provided to them by YPF in the Amended and Restated Guarantee Agreement dated October 15, 1997 and no longer need the protection provided by the approval right to be eliminated by the Proposed Amendment. Under the Amended and Restated Guarantee Agreement, YPF has guaranteed due and punctual performance and payment of each and every obligation of the Company to such holders under the provisions of the Certificate pertaining to the $2.50 Preferred Stock, including the payment of any dividends that have been declared. In addition, YPF has agreed that in the event the Company shall fail to declare and pay dividends on the $2.50 Preferred Stock for two calendar quarters YPF will, within 180 days from the last day of the second quarter for which no dividend was declared and paid, offer to purchase, or cause the Company to offer to purchase, any and all shares of the $2.50 Preferred Stock at the stated value of $25.00 per share, plus accumulated but unpaid dividends. A copy of the Amended and Restated Guarantee Agreement is attached as Exhibit B, and the description of its terms herein is qualified in its entirety by reference to Exhibit B. YPF is organized under the laws of the Republic of Argentina, and all of its current officers and certain of its directors are non-residents of the United States. All or a substantial portion of the assets of YPF and these persons are located outside the United States. As a result, it may not be possible for holders of the $2.50 Preferred Stock to effect service of process within the United States upon YPF to enforce the guarantee of the $2.50 Preferred Stock or such persons with respect to matters arising under the federal securities laws of the United States, or to enforce, in United States courts, judgments against them obtained in such courts predicated upon civil liabilities of such officers and directors under the laws of jurisdictions other than Argentina, including any judgment predicated upon United States federal securities laws. The Company has been advised by special Argentine legal counsel to YPF that there is doubt as to the enforceability in Argentina, in original actions or in actions for enforcement of judgments of United States courts, of civil liabilities predicated solely upon the federal securities laws of the United States.



     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL.


                               PROXY SOLICITATION

     In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by letter, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the $2.50 Preferred Stock, and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.


     The Company has engaged Credit Suisse First Boston Corporation ("CSFB") to act as Soliciting Agent in connection with the solicitation of proxies for a fee of $0.0625 for each share of $2.50 Preferred Stock as to which a proxy is granted in favor of the Proposal (and not revoked), plus reimbursement of reasonable out-of-pocket expenses. The Company will also pay to designated soliciting brokers and dealers a solicitation fee of $0.3125 for each share of $2.50 Preferred Stock as to which proxies solicited by them are granted in favor of the Proposal (and not revoked) by beneficial owners of up to 10,000 shares. CSFB, however, will not be entitled to a solicitation fee for shares beneficially owned by it, and no fees will be payable to CSFB or any broker or dealer unless the Proposed Amendment is adopted at the Special Meeting or any adjournment thereof. CSFB may make solicitations or recommendations in favor of the Proposed Amendment to holders of the $2.50 Preferred Stock on behalf of the Company. In addition, the Company has engaged MacKenzie Partners, Inc. to aid in the solicitation of proxies for a fee of approximately $6,000, plus reimbursement of reasonable out-of-pocket expenses. The costs of the solicitation will be borne by the Company.



     A designated soliciting broker or dealer must be (a) a broker or dealer in securities, including the Soliciting Agent in its capacity as a broker or dealer, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD") or (b) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in making solicitations.



     Soliciting brokers or dealers will include any of the organizations described in clauses (a) and (b) above even when the activities of such organizations in connection with the proxy solicitation consist solely of forwarding to clients materials related to the solicitation and granting proxies as directed by beneficial owners of shares of the $2.50 Preferred Stock. No assumption is made, in making payment to any soliciting broker or dealer, that its activities in connection with the solicitation included any activities other than those described above, and for all purposes noted in all materials relating to the solicitation, the term "solicit" shall be deemed to mean no more than "processing proxies" or "forwarding to customers materials regarding the proxy solicitation."

                                 OTHER BUSINESS

     There will be no other business presented for consideration at the Special Meeting.

                                     By Order of the Board of Directors

                                     H.R. Smith
                                     Secretary

Dallas, Texas

November 5, 1997


     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, EXCLUDING CERTAIN EXHIBITS THERETO, MAY BE OBTAINED WITHOUT CHARGE BY SENDING A WRITTEN REQUEST TO: MAXUS ENERGY CORPORATION, INVESTOR RELATIONS, 717 NORTH HARWOOD STREET, DALLAS, TEXAS 75201, (214) 953-2816.

                                                                       EXHIBIT A


     PROPOSED AMENDMENT TO SECTION 7 OF THE DESIGNATION OF POWERS, PREFERENCES, RIGHTS, QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS OF $2.50 CUMULATIVE PREFERRED STOCK INCLUDED AS A PART OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.


     SECTION 7. Voting Rights. The holders of the shares of this Series shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

          (a) So long as any of the shares of this Series are outstanding, the consent of the holders of at least a majority of the then-outstanding shares of this Series, given in person or by proxy at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

             (i) Any increase in the authorized amount of Preferred Stock or the authorization, or any increase in the authorized amount, of any class of shares of the Corporation ranking on a parity with the Preferred Stock.


             (ii) The sale, lease or conveyance (other than by mortgage) of all or substantially all of the property or business of the Corporation other than for fair value as determined by the Board of Directors or the consolidation or merger of the Corporation into any other corporation, unless the corporation resulting from such merger or consolidation shall have thereafter no class of shares, either authorized or outstanding, ranking prior to or on a parity with shares corresponding to the shares of Preferred Stock, except the same number of shares with no greater rights and preferences than the shares of Preferred Stock authorized immediately preceding such consolidation or merger and unless each holder of shares of Preferred Stock immediately preceding such consolidation or merger shall receive the same number of shares, with substantially the same rights and preferences, of the resulting corporation; provided, however, that the resulting corporation may have authorized and outstanding such additional shares having preferences or priorities over or being on a parity with the shares of Preferred Stock as the holders of Preferred Stock of the Corporation may have previously authorized pursuant to the Certificate of Incorporation; and provided, further, that this requirement of consent by the holders of shares of Preferred Stock shall not be deemed to apply to or operate to prevent the purchase by the Corporation of the assets or shares, in whole or in part, of any other corporation.



     Proposed additions are indicated by underlining, proposed deletions by striking.

                                                                       EXHIBIT B

                    AMENDED AND RESTATED GUARANTEE AGREEMENT

     THIS AMENDED AND RESTATED GUARANTEE AGREEMENT ("Agreement"), dated as of October 15, 1997, amends and restates in its entirety that certain Guarantee Agreement dated July 1, 1997, of YPF Sociedad Anonima, a sociedad anonima (corporation) organized and existing under the laws of the Republic of Argentina, with principal executive offices located at Avenida Pte. R. Saenz Pena 777, 1364 Buenos Aires, Argentina (hereinafter called the "Guarantor") in favor of each registered holder from time to time of any and all shares of the $2.50 Cumulative Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of Maxus Energy Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), issued and outstanding on the date hereof with the powers, preferences, rights, qualifications and limitations set forth in the Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Company (such registered holders of the Preferred Stock, collectively, being hereinafter called the "Obligees").

                                    RECITALS

     In April 1995, YPF Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Guarantor ("Acquisition"), acquired approximately 88% of the outstanding common stock of the Company at a price of $5.50 per share following a tender offer (the "Tender Offer") made pursuant to a merger agreement executed by the Guarantor, Acquisition and the Company on February 28, 1995. After a special meeting of the Company's shareholders in June 1995, the Guarantor completed the acquisition of all of the remaining outstanding shares of the Company's common stock by a merger (the "Merger") of Acquisition with and into the Company, where those holders of the Company's common stock not accepting the offer received the same amount per share that was paid in the Tender Offer. As a result, the Guarantor became the owner of all of the Company's common stock, which is its only class of voting stock. The Guarantor now holds all of the outstanding common stock of the Company through a wholly owned subsidiary of the Guarantor, YPF Holdings, Inc. Guarantor has offered to provide a full and unconditional guaranty of the payment and performance of the Company's obligations to the Obligees on the terms and conditions set forth in this Agreement in order to obtain an exemption for the Company from the periodic informational and reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, and Guarantor has further amended and restated this Agreement to provide further assurances to holders of Preferred Stock in connection with a proposal to amend certain voting rights of such holders. Guarantor expects to receive a substantial benefit from the cessation of such reporting requirements and the proposed amendment to the voting rights of holders of Preferred Stock.

     NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor does hereby covenant and agree, for the benefit of each of the Obligees from time to time, as follows:

          1. Guarantee. The Guarantor unconditionally and irrevocably guarantees to each Obligee the due and punctual payment and performance of each and every obligation of the Company to such Obligee under the provisions of the Certificate of Incorporation pertaining to the Preferred Stock (hereinafter collectively called the "Obligations"). In the case of any failure of the Company punctually to make any such payment or to render any such performance, the Guarantor hereby unconditionally agrees to cause any such payment to be made or performance to be rendered, as the case may be, punctually when and as the same shall become due, all as if such payment or performance were made or rendered by the Company.

          2. Certain Waivers; Unconditionality. The Guarantor waives (to the extent permitted by applicable law) notice of acceptance of the guaranties set forth herein, of any action taken or omitted in reliance hereon or of any default in the payment or in the performance of any Obligations guaranteed hereby. The Guarantor hereby agrees that its obligations under this Agreement (in respect of monetary Obligations) constitute a present and continuing guarantee of payment and not of collectibility, and that its obligations hereunder with respect to payment and performance of the Obligations shall be absolute and unconditional.

          3. Subrogation; Limitations Thereon. The Guarantor hereby agrees that if it shall make any payment or render any performance in respect of any Obligation, it shall, to the extent permitted by applicable law, be subrogated to the rights of the Obligee to which such payment was made or performance rendered; provided, however, that such rights of subrogation and all indebtedness and claims arising therefrom shall be, and the Guarantor agrees that it is, and shall at all times be, in all respects subordinate and junior to the prior payment in full, in cash, of all monetary Obligations which shall have become due in respect of which payment was not made and the prior performance in full of all non-monetary Obligations which shall have become due in respect of which performance was not rendered. The Guarantor agrees that the foregoing right of subrogation shall not be effective until, and that it shall not be entitled to receive any payment, under any condition, in respect of any such subrogated claim unless and until, all Obligations the payment or performance of which shall have become due shall have been paid in full in cash or funds for their payment shall have been duly and sufficiently provided, or such performance should have been duly and fully rendered, as the case may be.

          4. Further Waivers; Reinstatement. The Guarantor waives any right it may have to require any Obligee to proceed against the Company or against any other party prior to making any claim under this Agreement. The Guarantor agrees that its guaranties herein contained shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company or the Guarantor is rescinded or must be otherwise restored by any Obligee, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

          5. Offer to Purchase Preferred Stock. In furtherance of the guarantee of the Obligations by the Guarantor hereby and in order to provide further assurances to holders from time to time of the Preferred Stock, the Guarantor hereby agrees that in the event that the Company shall fail to declare and pay to the holders of Preferred Stock the quarterly dividend on such stock provided for in the Certificate of Incorporation for two quarters (which quarters need not be consecutive), the Guarantor shall, within 180 days from the last day of the second quarter for which no dividend was declared and paid, make an offer to purchase, or cause the Company to make an offer to purchase, any or all of the outstanding shares of Preferred Stock (a "Purchase Offer"), and the Guarantor shall purchase, or cause the Company to purchase, all of the then outstanding shares of Preferred Stock validly tendered pursuant to such Purchase Offer. The purchase price per share for shares to be purchased pursuant to the Purchase Offer shall be the stated value of $25.00 per share plus the sum of all dividends accumulated and unpaid under the Certificate of Incorporation in respect of such shares. The Purchase Offer shall be made by any means reasonably designed to provide holders with notice of the Purchase Offer (which means may include the mailing of a notice of the Purchase Offer to record holders of Preferred Stock on or prior to the aforementioned 180th day) and in compliance with applicable law, including the rules and regulations of the Securities and Exchange Commission. The Purchase Offer shall remain open for at least 20 business days.

          6. Consent to Jurisdiction and Service of Process. (a) The Guarantor consents to the non-exclusive jurisdiction of any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City, New York, United States, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with this Agreement. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Agreement in such courts on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The

     Guarantor agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Guarantor and may be enforced in any court to the jurisdiction of which the Guarantor is subject by suit upon such judgment; provided that service of process is effected upon the Guarantor in the manner provided in this Agreement. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with this Agreement may be instituted in any competent court in Argentina.

          (b) The Guarantor agrees that service of all writs, process and summonses in any suit, action or proceeding brought in connection with this Agreement against the Guarantor in any court sitting in the Borough of Manhattan, New York City may be made upon CT Corporation System at 1633 Broadway, New York, New York 10019, whom the Guarantor irrevocably appoints as its authorized agent for service of process. The Guarantor represents and warrants that CT Corporation System has agreed to act as the Guarantor's agent for service of process. The Guarantor agrees that such appointment shall be irrevocable so long as this Agreement shall remain in effect or until the irrevocable appointment by the Guarantor of a successor in The City of New York as its authorized agent for such purpose and the acceptance of such appointment by such successor. The Guarantor further agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. If CT Corporation System shall cease to be the Guarantor's agent for service of process, the Guarantor shall appoint without delay another such agent and provide prompt written notice to the Obligees, to the extent known to it, of such appointment. With respect to any such action in any court of the State of New York or any United States federal court in the Borough of Manhattan, New York City, service of process upon CT Corporation System, as the authorized agent of the Guarantor for service of process, and written notice of such service to the Guarantor, shall be deemed, in every respect, effective service of process upon the Guarantor.

          (c) Nothing in this paragraph 5 shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of other jurisdictions.

          7. Governing Law. This Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of such State without regard to conflicts of law principles.

          8. Successors and Assigns. All covenants and agreements contained in this Agreement shall bind and inure to the benefit of (a) the Guarantor and its successors and assigns and (b) the Obligees. This Agreement shall not be assignable separately from the Preferred Stock, in whole or in part, by any Obligee without the prior written consent of the Guarantor.

          9. Notices. All communications provided for hereunder shall be sent by first class mail and (a) if to any Obligee, addressed to such Obligee at the address of such Obligee in the stock record books of the Company, (b) if to the Guarantor, at its address set forth in the prefatory paragraph of this Agreement, Attention: President, or to such other address as the Guarantor may have designated to the Obligees in writing, and (c) if to the Company, addressed to it at: 717 North Harwood Street, Dallas, Texas 75201,
     Attention: Secretary, or to such other address as the Company may have designated in writing to the Obligees and to the Guarantor.

          10. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     IN WITNESS WHEREOF the Guarantor has caused this Agreement to be executed by its officer thereunto duly authorized, all as of the day and year first above written.

                                        YPF SOCIEDAD ANONIMA

                                        By: /s/  Carlos Felices
                                           -------------------------------------
                                           Name: Carlos Felices
                                           Title: Treasurer

                                     PROXY


                             FOR REGISTERED HOLDERS


                            MAXUS ENERGY CORPORATION
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints W. Mark Miller and Linda Engelbrecht, and either of them, each with full power of substitution, as proxies to represent and to vote all shares of $2.50 Cumulative Preferred Stock of Maxus Energy Corporation, a Delaware corporation (the "Company"), which the undersigned may be entitled to vote as of the record date at the Special Meeting of Stockholders to be held on December 5, 1997, and any adjournment thereof. The undersigned directs said proxies to vote as specified upon the Proposal shown below, which is referred to in the Notice of Special Meeting and described in the Proxy Statement. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" the Proposal to adopt and consent to the amendment of the Restated Certificate of Incorporation of the Company.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.



                                                                  FOR         AGAINST       ABSTAIN
                                                                  ---         -------       -------
Proposal: To adopt and consent to the amendment of the
          Company's Restated Certificate of Incorporation to
          eliminate certain voting rights of the holders of
          the Company's $2.50 Cumulative Preferred Stock.         [ ]           [ ]           [ ]



                             PLEASE VOTE PROMPTLY!



     Please sign your name below exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. Please date your proxy.


                                         SIGNATURE
                                         ---------------------------------------


                                         SIGNATURE
                                         ---------------------------------------
                                         (IF HELD JOINTLY)


                                         TITLE OR AUTHORITY:

                                         ---------------------------------------

                                         DATE:
                                         ---------------------------------------


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY TO


        MACKENZIE PARTNERS, INC. IN THE POSTAGE PAID ENVELOPE PROVIDED.


                  PLEASE COMPLETE THE REVERSE OF THIS PROXY TO

                    DESIGNATE A SOLICITING BROKER OR DEALER.



IF YOU NEED ASSISTANCE WITH THIS PROXY, PLEASE CALL MACKENZIE PARTNERS, INC. TOLL-FREE AT (800) 322-2885 OR (212) 929-5500 (CALL COLLECT).

                            MAXUS ENERGY CORPORATION


                           SOLICITATION FEES PAYABLE
                       TO SOLICITING BROKERS AND DEALERS



As described in the Proxy Statement dated November 5, 1997, Maxus Energy Corporation will pay to designated brokers and dealers a solicitation fee of $0.3125 per share for any shares as to which proxies are granted in favor of the Proposal (and not revoked) by beneficial owners of up to 10,000 shares. NO SUCH FEE SHALL BE PAYABLE TO A BROKER OR DEALER WITH RESPECT TO THE VOTE OF SHARES BY A HOLDER UNLESS THE HOLDER DESIGNATES SUCH BROKER OR DEALER, AS PROVIDED BELOW. Payment of solicitation fees is subject to further requirements as described in the Proxy Statement.



The person signing this proxy represents that the broker or dealer who solicited and obtained this vote in favor of the Proposal is:

Name of Firm:
--------------------------------------------------------------------------------
                                        Please Print

Name of Broker or Dealer:
--------------------------------------------------------------------------------

Telephone Number of Broker or Dealer:
--------------------------------------------------------------------------------

Identification Number (if known):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Include Zip Code



The acceptance of compensation by such broker or dealer will constitute a representation by it that: (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation as described in the Proxy Statement;
(c) in soliciting votes of shares it has used no solicitation materials other than those furnished by Maxus Energy Corporation; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

                                     PROXY


                             FOR BENEFICIAL HOLDERS


                            MAXUS ENERGY CORPORATION
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints W. Mark Miller and Linda Engelbrecht, and either of them, each with full power of substitution, as proxies to represent and to vote all shares of $2.50 Cumulative Preferred Stock of Maxus Energy Corporation, a Delaware corporation (the "Company"), which the undersigned may be entitled to vote as of the record date at the Special Meeting of Stockholders to be held on December 5, 1997, and any adjournment thereof. The undersigned directs said proxies to vote as specified upon the Proposal shown below, which is referred to in the Notice of Special Meeting and described in the Proxy Statement. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" the Proposal to adopt and consent to the amendment of the Restated Certificate of Incorporation of the Company.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.



                                                                  FOR         AGAINST       ABSTAIN
                                                                  ---         -------       -------
Proposal: To adopt and consent to the amendment of the
          Company's Restated Certificate of Incorporation to
          eliminate certain voting rights of the holders of
          the Company's $2.50 Cumulative Preferred Stock.         [ ]           [ ]           [ ]



                             PLEASE VOTE PROMPTLY!



     Please sign your name below exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. Please date your proxy.


                                         SIGNATURE
                                         ---------------------------------------

                                         SIGNATURE
                                         ---------------------------------------
                                         (IF HELD JOINTLY)

                                         TITLE OR AUTHORITY:

                                         ---------------------------------------

                                         DATE:
                                         ---------------------------------------


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                           TO YOUR BROKER OR DEALER.



                  PLEASE COMPLETE THE REVERSE OF THIS PROXY TO
                    DESIGNATE A SOLICITING BROKER OR DEALER.



IF YOU NEED ASSISTANCE WITH THIS PROXY, PLEASE CALL MACKENZIE PARTNERS, INC. TOLL FREE AT (800) 322-2885 OR (212) 929-5500 (CALL COLLECT).

                           MAXUS ENERGY CORPORATION

                           SOLICITATION FEES PAYABLE
                       TO SOLICITING BROKERS AND DEALERS



As described in the Proxy Statement dated November 5, 1997, Maxus Energy Corporation will pay to designated brokers and dealers a solicitation fee of $0.3125 per share for any shares as to which proxies are granted in favor of the Proposal (and not revoked) by beneficial owners of up to 10,000 shares. NO SUCH FEE SHALL BE PAYABLE TO A BROKER OR DEALER WITH RESPECT TO THE VOTE OF SHARES BY A HOLDER UNLESS THE HOLDER DESIGNATES SUCH BROKER OR DEALER, AS PROVIDED BELOW. Payment of solicitation fees is subject to further requirements as described in the Proxy Statement.



The person signing this proxy represents that the broker or dealer who solicited and obtained this vote in favor of the Proposal is:


Name of Firm:
--------------------------------------------------------------------------------
                                        Please Print


Name of Broker or Dealer:


--------------------------------------------------------------------------------



Telephone Number of Broker or Dealer:


--------------------------------------------------------------------------------



Identification Number (if known):
--------------------------------------------------------------------------------



Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Include Zip Code


The acceptance of compensation by such broker or dealer will constitute a representation by it that: (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation as described in the Proxy Statement;
(c) in soliciting votes of shares it has used no solicitation materials other than those furnished by Maxus Energy Corporation; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. THE PAYMENT OF SOLICITATION FEES TO ANY BROKER OR DEALER IS DEPENDENT ON SUCH BROKER OR DEALER RETURNING A NOTICE OF SOLICITED PROXIES TO MACKENZIE PARTNERS, INC.